EXHIBIT 10.2


                                  NEWS RELEASE
            --------------------------------------------------------

FOR IMMEDIATE RELEASE

                        Contact :

                        Kevin P. Fitzgerald, President, Chief Executive Officer
                                             or
                        Mark H. Irion, Chief Financial Officer
                        (305)513-3350 ext.212



                                   NEFF CORP.
                   ANNOUNCES CLOSING OF SALE OF NEFF MACHINERY

Miami, Florida (December 22, 1999) Neff Corp. (NYSE:NFF), announced today that it has completed its previously announced sale of Neff Machinery, its John Deere equipment dealership business, to Nortrax Equipment Company. Nortrax is a joint venture of John Deere Construction Equipment Company and Credit Suisse First Boston Equity Partners, L.P. and affiliated investment vehicles.

Kevin Fitzgerald, President and Chief Executive Officer, stated, "The sale of Neff Machinery represents an important step in our previously stated objective of increasing shareholder value through the strategic evaluation process we initiated earlier this year. In this regard, we are continuing to work with Donaldson, Lufkin & Jenrette to evaluate strategic alternatives, including a sale or merger."

Neff Corp. is one of the leading equipment rental companies in the United States, with 96 locations in 18 states. Its headquarters are in Miami, Florida.


Note: This press release contains forward-looking information within the meaning of the Private Securities Litigation Reform Act. Actual results may differ materially from those projected in the forward-looking statements. Risks that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks inherent in the company's growth strategy, such as the uncertainty that the Company will be able to identify, acquire and integrate attractive acquisition candidates; the Company's dependence on additional capital for future growth; and the degree to which the Company is leveraged. Additional information concerning these and other risks and uncertainties is contained from time-to-time in the Company's SEC filings, In light of these risks and uncertainties, there can be no assurance that the results referred to in forward-looking statements in this press release will in fact occur